UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2018 (October 26, 2018)

HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results For 2018 Annual Meeting of Shareholders

The 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of Harris Corporation (“Harris” or the “Company”) was held on October 26, 2018. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 6, 2018 (the “2018 Proxy Statement”). Of the 117,506,554 shares of the Company’s common stock issued, outstanding and entitled to be voted at the 2018 Annual Meeting as of the record date of August 31, 2018, a total of 106,454,214 (for a quorum of approximately 91%) was represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2018 Annual Meeting.
(1) Proposal 1 – Election of Directors: Voting to elect eleven nominees to the Company’s Board of Directors (the “Board”) for a one-year term expiring at the 2019 Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	92,988,302	2,791,986	314,199	10,359,727
Sallie B. Bailey	95,322,140	530,800	241,547	10,359,727
William M. Brown	92,441,770	3,337,554	315,163	10,359,727
Peter W. Chiarelli	95,354,066	402,033	338,388	10,359,727
Thomas A. Dattilo	92,957,759	2,860,451	276,277	10,359,727
Roger B. Fradin	93,188,490	2,534,462	371,535	10,359,727
Lewis Hay III	93,733,040	2,107,488	253,959	10,359,727
Vyomesh I. Joshi	95,006,638	743,662	344,187	10,359,727
Leslie F. Kenne	94,197,717	1,651,987	244,783	10,359,727
Gregory T. Swienton	93,164,877	2,677,224	252,386	10,359,727
Hansel E. Tookes II	90,745,381	5,080,055	269,051	10,359,727

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

(2) Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers: Voting, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2018 Proxy Statement:

• For: 91,623,264
• Against: 3,963,473
• Abstain: 507,750
• Broker Non-Votes: 10,359,727

The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, by the Company’s shareholders, consistent with the recommendation from the Board.

(3) Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm: Voting to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 28, 2019:

• For: 104,006,053
• Against: 2,196,068
• Abstain: 252,093

Proposal 3 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: October 29, 2018		Title:	Senior Vice President, General Counsel and Secretary

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